SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:
[  ]   Preliminary  Proxy  Statement
[  ]   Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
14a-6(e)(2))
[X]    Definitive  Proxy  Statement
[  ]   Definitive  Additional  Materials
[  ]   Soliciting  Material  Pursuant  to  240.14a-12

                         LocatePLUS Holdings Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]    No  fee  required.
[  ]   Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)    Title  of  each class of securities to which transaction applies:

--------------------------------------------------------------------------------

       (2)    Aggregate  number  of  securities  to  which  transaction applies:

--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

       (4)    Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------

       (5)    Total  fee  paid:

--------------------------------------------------------------------------------

[  ]   Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)    Amount  Previously  Paid:

--------------------------------------------------------------------------------

    (2)    Form,  Schedule  or  Registration  Statement  No.:

--------------------------------------------------------------------------------

    (3)    Filing  Party:

--------------------------------------------------------------------------------

    (4)    Date  Filed:

                         LOCATEPLUS HOLDINGS CORPORATION
                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727
                        _________________________________



Dear  LocatePLUS  Holdings  Corporation  Stockholder:



     I am pleased to announce that the Annual Meeting of Stockholders of LocatePLUS Holdings Corporation will be held on Thursday, May 20, 2004, at 10 a.m. (Eastern Daylight Savings Time) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

NO MATTER HOW MANY SHARES YOU HOLD, WE CONSIDER YOUR VOTE IMPORTANT, AND WE ENCOURAGE YOU TO VOTE AS SOON AS POSSIBLE. I urge you to read the enclosed Notice of Annual Meeting and Proxy Statement carefully, and to grant your proxy on each of the matters by completing, signing, dating, and returning the enclosed proxy card in the enclosed envelope. Alternatively, you may grant a proxy by following the telephone or Internet instructions set forth on the face of the proxy card.

Whether or not you grant a proxy, you are invited to attend the annual meeting in person. In addition to addressing the matters set forth in the Notice of the Annual Meeting, we also will report on our 2003 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet representatives from our senior management team. A brief tour of our Beverly, Massachusetts facility will follow.

So that we may provide appropriate accommodations, please let Mrs. Paula Reed know by May 17, 2004 if you plan to attend the annual meeting in person. Mrs. Reed can be reached at (978) 921-2727 x123.


Best  regards,


/S/ Jon R. Latorella

Jon  R.  Latorella
Chairman,  Chief  Executive  Officer  and  President



Beverly,  Massachusetts
April  16,  2004

                         LOCATEPLUS HOLDINGS CORPORATION
                         100 CUMMINGS CENTER, SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727
                        _________________________________




     Notice of the Annual Meeting of Stockholders To Be Held on May 20, 2004


     Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of LocatePLUS Holdings Corporation, Inc., a Delaware corporation (the "Corporation"), will be held on Thursday, May 20, 2004 at 10 a.m. (Eastern Daylight Savings Time) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.
     At  the  Annual  Meeting,  stockholders  will  be  asked:
- To consider and act upon a proposal to elect the Board of Directors of the Corporation for the upcoming year; and
- To consider and act upon a proposal to ratify Carlin, Charron & Rosen, LLP as the Corporation's auditors for the fiscal year ending December 31, 2004.
     The stockholders will also consider and act upon any other business that may properly come before the Annual Meeting. At this time, the Board of Directors is not aware of any other matters that will be raised at the Annual Meeting.
No proposal to postpone or adjourn the meeting to solicit additional proxies will be entertained at the Annual Meeting.

By  order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,



/S/ James C. Fields


     James  C.  Fields
     Acting  Chief  Financial  Officer,
     Treasurer  and  Secretary

April  16,  2004

                                TABLE OF CONTENTS


QUESTIONS  AND  ANSWERS  ABOUT  THE  ANNUAL  MEETING                          1

SPECIAL  NOTE                                                                 5

INTERESTS  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON             6

PROXY  ITEM  1:  Election  of  the  Board  of  Directors  of
LocatePLUS Holdings  Corporation                                             14

PROXY  ITEM  2:  Ratification  of  Carlin, Charron & Rosen, LLP
as the Company's auditors  for  the  fiscal  year  ending
December  31,  2004                                                          24

INCORPORATIONS  BY  REFERENCE                                                26

APPENDIX  A:  Report  of  the  Audit  Committee                              27

APPENDIX  B:  Report  of  the  Compensation  Committee                       28

                        LOCATEPLUS HOLDINGS CORPORATION
                              100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
                                 (978) 921-2727

                                PROXY STATEMENT
                                ----------------

     Our Board of Directors is soliciting proxies in the form enclosed with this Proxy Statement, for use at the annual meeting of LocatePLUS Holdings Corporation Stockholder. The annual meeting will be held at 10 a.m. (Eastern Daylight Savings Time) on Thursday, May 20, 2004, at our principal office, 100
Cummings Center, Suite 235M, Beverly, Massachusetts. This proxy statement is dated April 16, 2004 and was first furnished to our stockholders on that date.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
                 ----------------------------------------------

WHAT  IS  THE  PURPOSE  OF  THE  ANNUAL  MEETING?

     At  the  annual  meeting,  stockholders  will  be  asked  to:

-     elect  the  Board  of  Directors  for  the  upcoming  year;  and

- ratify Carlin, Charron & Rosen, LLP as our auditors for the fiscal year ending December 31, 2004.

Stockholders will also consider and act upon any other business that may properly come before the annual meeting. Currently, we know of no other matters to be presented at the annual meeting.

WHO  IS  ENTITLED  TO  VOTE  AT  THE  ANNUAL  MEETING?

     Only holders of record as of the close of business on April 14, 2004 (which is referred to as the "record date") of LocatePLUS Holdings Corporation Class A Voting Common Stock, $0.01 par value per share, will be entitled to vote at the meeting either in person or by proxy. As of April 14, 2004, 85,344,701 shares of Class A Voting Common Stock were outstanding and were held by 364 holders of record.

I ONLY HOLD SHARES OF CLASS B NON-VOTING COMMON STOCK. DO I HAVE VOTING RIGHTS? CAN I STILL ATTEND THE ANNUAL MEETING?

     Holders of LocatePLUS Holdings Corporation Class B Non-voting Common Stock, $0.01 par value per share, are welcome to attend the annual meeting, but Class B Non-voting Common Shares have no voting rights, and will not be entitled to vote (either in person or by proxy) at the annual meeting.

WHAT VOTING RIGHTS WILL HOLDERS OF CLASS A VOTING COMMON STOCK HAVE AT THE ANNUAL MEETING?

     Holders of Class A Voting Common Stock are entitled to cast one vote for each share of Class A Voting Common Stock held of record by them on each proposal submitted to a vote at the annual meeting.

HOW MANY SHARES MUST BE REPRESENTED AT THE MEETING IN ORDER TO HOLD THE MEETING?

     The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Class A Voting Common Stock entitled to vote at the annual meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for any nominee for director, or which contain one or more abstentions, are counted as present for purposes of determining the presence or absence of a quorum for the annual meeting.

HOW  DO  I  GRANT  A  PROXY?

     You may vote in person or by proxy. You may grant your proxy on each of the matters by completing, signing, dating, and returning the enclosed proxy card in the enclosed envelope. Alternatively, you may grant a proxy by following the telephone or Internet instructions set forth on the face of the proxy card. Granting a proxy does not in any way affect your right to attend the annual meeting and vote in person.

IF  I  GRANT  A  PROXY,  WHO  WILL  VOTE  MY  SHARES?

     If you grant a proxy, your shares will be voted by Mr. James C. Fields. Mr. Fields is the Vice President of Finance, Treasurer and Secretary of LocatePLUS Holdings Corporation, and is also LocatePLUS Holdings Corporation's Acting Chief Financial Officer. Mr. Fields will be available to answer questions about this proxy solicitation. He can be reached at (978) 921-2727 x 124.

CAN I GRANT A PROXY AND THEN ELECT TO INSTEAD ATTEND THE MEETING IN PERSON TO VOTE MY SHARES?

     Even if you grant a proxy, you have the right to revoke that proxy by either (i) filing a later-dated proxy or a written notice of revocation with Mr. Fields at the address set forth above at any time before the original proxy is exercised, or (ii) voting in person at the annual meeting.

IF  I  GRANT  A  PROXY  ON  MY  SHARES,  HOW  WILL  MY  SHARES  BE  VOTED?

     All properly executed proxies delivered to us (and not revoked as described above) will be voted at the annual meeting as specified by those proxies. Where a vote has been specified in a proxy with respect to the matters identified in the Notice of the Annual Meeting (e.g., the election of directors or the ratification of our auditors), the shares represented by the proxy will be voted in accordance with those voting specifications.

WHAT  WILL  HAPPEN IF I GRANT A PROXY BUT I DON'T SPECIFY HOW TO VOTE MY SHARES?

     Shares represented by proxy will be voted in favor of each proposal identified on the Notice of the Annual Meeting if no voting instructions are indicated.

AT  THE  ANNUAL  MEETING,  HOW  WILL  VOTES  BE  COUNTED?

     Votes at the annual meeting will be tabulated by one or more independent inspectors of elections appointed by our Board of Directors.

HOW WILL THE COMPANY DETERMINE WHETHER A MATTER HAS BEEN APPROVED BY THE STOCKHOLDERS?

     With regard to the election of directors, the directors will be elected by the vote of a plurality of the shares and only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the annual meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

     For all other matters being submitted to stockholders at the annual meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for a matter, will have the same effect as votes against that matter.

WHAT WILL HAPPEN IF MATTERS OTHER THAN THOSE SET FORTH IN THE NOTICE OF ANNUAL MEETING ARE RAISED AT THE MEETING?

     If any other matter should be presented at the annual meeting upon which a vote may properly be taken, Mr. Fields will vote shares represented by all proxies received by the Board of Directors in accordance with his judgment.

WHO IS PAYING THE COSTS ASSOCIATED WITH THIS PROXY SOLICITATION? HOW WILL THIS PROXY SOLICITATION BE CONDUCTED?

     LocatePLUS Holdings Corporation is bearing all costs associated with this solicitation (including, but not limited to, legal fees and printing expenses). This solicitation will be made through mailing of this proxy statement and our Annual Report to Stockholders on Form 10-KSB, as amended, to our stockholders as of the record date. Although our employees (specifically, Mr. Fields) may assist in connection with this solicitation, they will not be paid any amount in addition to their normal salaries in connection with solicitation efforts. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. We do not anticipate hiring an agency to solicit votes.

WHAT  OTHER  INFORMATION  IS  AVAILABLE  ABOUT  THE  COMPANY?

     An Annual Report to the Stockholders on Form 10-KSB, as amended, containing financial statements for the fiscal year ended December 31, 2003, has been furnished to all stockholders in connection with this proxy solicitation.

WILL I HAVE DISSENTERS' RIGHTS WITH RESPECT TO THE MATTERS BEING PRESENTED TO STOCKHOLDERS FOR APPROVAL?

     Under applicable provisions of the Delaware General Corporation Law, the matters outlined in the Notice of Annual Meeting do not give rise to dissenters' rights or appraisal rights, whether or not stockholders approve of or disapprove of the matters being presented at the annual meeting.

WHAT  IS  A  STOCKHOLDERS'  PROPOSAL?

     A stockholder proposal is a recommendation or requirement that the Company or our Board of Directors take action on a matter that you intend to present at a meeting of stockholders. However, under applicable rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations

IF I WISH TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE ANNUAL MEETING IN 2005, WHAT ACTION MUST I TAKE?

     If you wish us to consider including a nomination for the election of a director or any other stockholder proposal in the proxy statement for the Annual Meeting in 2005, you must submit the proposal, in writing, to our Corporate Secretary. The proposal must meet the requirements established by the Securities and Exchange Commission and set forth in our Bylaws (a copy of which is available upon request). Send your proposal to:

                                    Secretary
                         LocatePLUS Holdings Corporation
                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915

     If you wish to submit a stockholders' proposal for the 2005 Annual Meeting, you may be required to deliver a proxy statement and form of proxy to the holders of at least the percentage of our voting shares required under the Delaware General Corporation Law and our By-laws to approve your proposal, or, in the case of a nomination for election to the Board of Directors, you may be required to deliver a proxy statement and form of proxy to holders of a percentage of our voting shares as reasonably sufficient to elect the nominee (and in either case you will be required to provide those proxy solicitation materials to us). Except as described below, you will be required to submit your proposal no earlier than January 20, 2005 and no later than February 19, 2005. Proposals of stockholders intended to be presented at the 2005 Annual Meeting must be received no later than December 22, 2004 if the proposal is to be included in the proxy statement and form of proxy relating to that meeting.

WHO  ARE  THE  LARGEST  STOCKHOLDERS  OF  LOCATEPLUS  HOLDINGS  CORPORATION?

     As of April 14, 2004, Mr. Jon R. Latorella held 28,200,500 shares of our Class A Voting Common Stock, and was our largest holder of Voting Common Stock. As of the same date, Mr. Gregory Lindae held 4,622,320 shares of Class B Non-voting Common Stock, and was the largest holder of our Class B Non-voting Common Stock.

                                      * * *

                                  SPECIAL NOTE

     If two or more stockholders share an address, we may send a single copy of this Proxy Statement and other soliciting materials, as well as the Annual Report to Stockholders on Form 10-KSB, to the shared address, unless we have received contrary instructions from one or more of the stockholders sharing the address. If a single copy has been sent to multiple stockholders at a shared address, we will deliver a separate proxy card for each stockholder entitled to vote. Additionally, we will send an additional copy of this proxy statement, other soliciting materials and the Annual Report to Stockholders on Form 10-KSB, promptly upon oral or written request to Mr. James Fields by any stockholder.

INTEREST  OF  CERTAIN  PERSONS  IN  MATTERS  TO  BE  ACTED  UPON
     As of the close of business on April 14, 2004, we had 84,749,646 shares of Class A Voting Common Stock and 70,769,768 shares of Class B Non-voting Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase 34,327,405 shares of Class A Voting Stock and unexercised warrants to purchase 14,872,139 shares of Class B Non-voting Common Stock (including both vested and unvested options).

The table on the following page sets forth certain information known to us with respect to the beneficial ownership of our Class A Voting Common Stock and Class B Non-voting Common Stock as of the close of business on April 14, 2004, by:

-     each  of  our  directors;
-     each  of  our  executive  officers;
- each person known to us to beneficially own more than 5% of either class of our common stock; and
-     all  of  our  directors  and  executive  officers  as  a  group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock underlying options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of April 14, 2004 are deemed outstanding, while such shares are not deemed outstanding for computing percentage ownership of any other person.
To our knowledge, except as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares shown as beneficially owned by such stockholder.
Each of our directors and executive officers can be contacted at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

             OWNERSHIP OF LOCATEPLUS HOLDINGS CORPORATION SECURITIES




                       Class A Voting Common Stock    Class B Non-voting Common Stock
                        NUMBER OF           -          NUMBER OF
                         SHARES        PERCENTAGE        SHARES        PERCENTAGE
                      BENEFICIALLY         OF         BENEFICIALLY         OF
BENEFICIAL OWNER         OWNED            SHARES         OWNED           SHARES
-------------------  ---------------  -------------  --------------  --------------------
Directors
JON R. LATORELLA       36,940,500(1)          39.2%      125,000(2)                    *
SONIA P. BEJJANI        2,750,000(3)           3.1%      125,380(4)                    *
THOMAS GARLOCK          1,577,838(5)           1.8%      582,560(6)                    *
JOHN P. HOULIHAN          530,000(7)             *     2,519,750(8)                  3.4%
ROBERT KITE                 333,333              *       743,083(9)                    *
GERARD SCALLEY                    -              *       155,610(10)                   *
THOMAS MURPHY                75,000              *       457,500(11)                   *
Officers
JAMES C. FIELDS        1,125,000(12)           1.3%              -                     *

All directors and
executive officers
as a group (8
persons)              43,331,671(13)          43.5%  4,708,883 (14)                  6.3%



*     Less  than  one  percent  of  outstanding  shares.
(1) Includes 8,740,000 shares issuable upon exercise of a fully vested stock options, with a weighted average exercise price of $0.64 per share.
(2) Includes 100,000 shares issuable upon exercise of a fully vested stock options, with an average exercise price of $0.20 per share.
(3) Consists of fully vested options to purchase 2,650,000 shares with a weighted average exercise price of $0.20 per share.
(4) Includes 100,000 shares issuable upon exercise of a fully vested stock options, with an average exercise price of $0.20 per share.
(5) Includes (i) 543,118 shares held by the Kenai River Trust, over which Mr. Garlock has voting and dispositional authority; and (ii) includes 1,034,720 shares issuable upon exercise of fully vested stock options, with a weighted average exercise price of $0.20 per share.
(6) Consists of (i) 386,670 shares issuable upon exercise of immediately exercisable warrants with an exercise price of $0.15 per share, and (ii) options to purchase 170,000 shares, with a weighted average exercise price of $0.18 per share pursuant to a warrant granted on under our Non-employee Directors Stock Option Policy.

(7) Includes 75,000 shares held by the Houlihan Trust, over which Mr. Houlihan has voting and dispositional authority. Also includes 75,000 shares of issuable upon exercise of certain immediately exercisable warrants, with an exercise price of $0.20 per share.
(8) Includes (i) 425,000 shares held by the Houlihan Trust, over which Mr. Houlihan has voting and dispositional authority; (ii) 66,667 shares held by Failte Investments, over which Mr. Houlihan has voting and dispositional authority; and (iii) warrants to purchase 170,000 shares, with a weighted average exercise price of $0.18 per share granted under our Non-employee Directors Stock Option Policy.
(9) Includes fully vested and immediately exercisable warrants to purchase 250,000 shares, with an exercise price of $0.22 per share issued in December 2002 and options to purchase 135,000 shares with a weighted average exercise price of $0.19 per share pursuant to a warrant and option granted on under our Non-employee Directors Stock Option Policy.
(10) Includes 135,000 shares issuable upon the exercise of warrants, with a weighted average exercise price of $0.21 per share pursuant to a warrant and option granted on under our Non-employee Directors Stock Option Policy.
(11) Includes 135,000 shares issuable upon the exercise of warrants, with a weighted average exercise price of $0.21 per share pursuant to a warrant and option granted on under our Non-employee Directors Stock Option Policy.
(12) Includes the vested portion of stock incentive stock options to purchase up to 1,450,000 shares with a weighted average exercise price of $0.21 per share.
(13) Includes 13,733,053 shares issuable upon the exercise of convertible securities.
(14)     Includes  708,883  shares  issuable  upon  the  exercise  of  warrants.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On June 17, 2002, the Board of Directors adopted our Interested Parties Transaction Policy, pursuant to which we will not enter into any agreement, arrangement or understanding with any director, officer, or 5% or greater stockholder of unless (i) the terms of such agreement, arrangement or understanding are consistent with the terms of equivalent agreements or arrangements that the we could obtain from third parties; and (ii) the agreement, arrangement or understanding is fair to us.

     Stockholders should take notice of the following relationships and transactions before granting a proxy pursuant to this proxy statement.

JON  R.  LATORELLA

     Mr. Latorella is our President and Chief Executive Officer and is Chairman of our Board of Directors and a nominee for re-election.

     Incentive  Loan

     On January 3, 2000, the Board of Directors approved, and we made, a term loan to Mr. Latorella for $275,000, which we refer to as Mr. Latorella's "Incentive Loan." This Incentive Loan was intended to provide a bonus to Mr. Latorella for services rendered in conjunction with the development and launch of our LocatePLUS product and to deter Mr. Latorella from terminating his employment with us. The loan was evidenced by a promissory note, pursuant to which interest on the loan is computed at an annual rate equal to the 90-day Treasury Bill Rate.

     Among other things, the promissory note provided that, if Mr. Latorella were still employed by us as of January 3, 2003, then the obligations and debt evidenced by the note would be immediately canceled, and we would be required to make a tax equalization payment to Mr. Latorella.

     As we employed Mr. Latorella on January 3, 2003, this loan has been forgiven in accordance with its terms, and we anticipate that, in accordance with the loan's terms, we will make a tax equalization payment to Mr. Latorella in 2004 in the amount of approximately $147,000.

     Temporary  Salary  Waiver

     Mr. Latorella elected to reduce his annual salary to $50,000 in September 2000. On June 17, 2002, the Board of Directors voted to return Mr. Latorella's salary prospectively to its pre-reduction level of $150,000 per annum. However, Mr. Latorella decided to forego the increase and as such his salary was not restored to the pre-reduced level in 2002. Mr. Latorella's salary was increased to $150,000 per annum in October 2003.

     Incentive  Stock  Option

     Mr. Latorella was granted a fully vested incentive stock option to purchase 190,000 shares of Class A Voting Common Stock on November 16, 1999, with an exercise price of $0.22 per share in consideration for services rendered. This option expires on November 16, 2004.

     During 2003, Mr. Latorella was granted fully vested incentive stock options to purchase 4,250,000 and 5,000,000 shares of Class A Voting Common Stock and 100,000 shares of Class B Non-Voting Common Stock with exercise prices of $0.25, $1.00, and $0.20 per share, respectively.

     Use  of  Company  Cars

     Mr. Latorella and his family are allowed use of two company cars, the value of which is approximately $1,100 per month to Mr. Latorella.

ROBERT  A.  GODDARD

     Mr. Goddard was formerly our Chief Financial Officer. Mr. Goddard ceased his employment with us on March 31, 2003.

     Incentive  Loan

     On January 3, 2000, the Board of Directors approved, and we made, a term loan to Mr. Goddard for $125,000, which we refer to as Mr. Goddard's "Incentive Loan." This Incentive Loan was intended to provide a bonus to Mr. Goddard for services rendered in conjunction with the development and launch of the LocatePLUS product and to deter Mr. Goddard from terminating his employment with us.

     As we employed Mr. Goddard on January 3, 2003, this loan has been forgiven in accordance with its terms, and we anticipate that, in accordance with the loan's terms, we will make a tax equalization payment in 2004 to Mr. Goddard in the amount of approximately $67,012.

Stock  Option

     Mr. Goddard was issued an option to purchase 1,000,000 shares of Class A Voting Common Stock on November 16, 1999, with an exercise price of $0.20 per share in conjunction with our retention of him. This option was fully vested, and it expires on November 16, 2009. In connection with a severance agreement that we entered into with Mr. Goddard, that option has been cancelled, and we issued to him, in lieu of that option, a ten year non-qualified stock option to purchase 250,000 shares of our Class A Voting Common Stock with an exercise price of $0.15 per share.

JAMES  C.  FIELDS

Mr.  Fields  is  our  Acting  Chief  Financial  Officer.

     Stock  Option

     On June 1, 2001, Mr. Fields was issued an incentive stock option to purchase 500,000 shares of our Class A Voting Common Stock with an exercise price of $0.20 per share. On March 31, 2003, was issued an incentive stock option to purchase 500,000 shares of our Class A Voting Common Stock with an exercise price of $0.15 per share. On December 18, 2003, Mr. Fields was issued incentive stock options to purchase 500,000 shares of our Class A Voting Common Stock with an exercise price of $0.25 per share.

THOMAS  GARLOCK

     Mr. Garlock is a member of our Board of Directors and a nominee for re-election.

     Equity  Compensation  for  Services  Rendered

     Mr. Garlock was issued options under our 1999 Stock Option Plan to purchase an aggregate of 1,034,720 shares of our Class A Voting Common Stock (with an average exercise price of $0.31), of which options to purchase 836,112 were granted in November 1999, options to purchase 38,067 were granted in June 2001, and options to purchase 160,541 were granted in 2002, in consideration for his strategic advisory and shareholder relations services.

     In consideration service as a member of our Board of Directors and for strategic advisory and shareholder relations services rendered for us, we also issued warrants to Mr. Garlock to purchase 386,670 shares of our Class B Non-voting Common Stock to Mr. Garlock, of which warrants to purchase 324,581 were granted in December 2001, and warrants to purchase 62,089 were granted in February 2002. These ten-year warrants have an exercise price of $0.15 per share.

     Non-employee  Directors  Stock  Option  and  Compensation  Policy

     On February 1, 2002, Mr. Garlock was issued an option to purchase 35,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.15 per share pursuant to our Non-employee Directors Stock Option Policy. On March 28, 2003, Mr. Garlock was issued an additional option to purchase 35,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.15 per share pursuant to our Non-employee Directors Stock Option Policy. On November 3, 2003, Mr. Garlock was issued an option to purchase 100,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.20 per share and paid was $10,000 pursuant to our Non-employee Directors Stock Option and Compensation Policy.

JOHN  HOULIHAN
     Mr. Houlihan is a member of our Board of Directors and a nominee for re-election.

     Debt  Financing  of  LocatePLUS  Holdings  Corporation

     On March 7, 2001, we borrowed $15,000 from Mr. Houlihan pursuant to a promissory note providing for an interest rate of 12% per annum. The interest on this loan was paid on April 26, 2001. On that date, the principal on this loan was exchanged for 150,000 shares of Class B Non-voting Common Stock.

     In conjunction with this note, we also issued to Mr. Houlihan a warrant to purchase 75,000 shares of our Class A Voting Common Stock with an exercise price of $0.20 per share.

     Non-Employee  Directors  Stock  Option  Policy

     On February 1, 2002, Mr. Houlihan was issued an option to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share pursuant to our Non-employee Directors Stock Option Policy. On March 28, 2003, Mr. Houlihan was issued an additional option to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share pursuant to our Non-employee Directors Stock Option Policy. On November 3, 2003, Mr. Houlihan was issued an option to purchase 100,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.20 per share and was paid $10,000 pursuant to our Non-employee Directors Stock Option and Compensation Policy.

GERARD  SCALLEY

     Mr. Scalley is a member of our Board of Directors and a nominee for re-election.

     Non-Employee  Directors  Stock  Option  and  Compensation  Policy

     On August 27, 2002, Mr. Scalley was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.22 per share pursuant to our Non-employee Directors Stock Option Policy. On November 3, 2003, Mr. Scalley was issued an option to purchase 100,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.20 per share and was paid $10,000 pursuant to our Non-employee Directors Stock Option and Compensation Policy.

ROBERT  KITE

     Mr. Kite is member of our Board of Directors and a nominee for re-election.

     Debt  Financing  of  LocatePLUS  Holdings  Corporation

     On March 7, 2001, we borrowed $250,000 from Mr. Kite pursuant to a promissory note providing for an interest rate of 10% per annum payable monthly. This loan, plus accrued interest, was repaid in January 2004. In conjunction with the issuance of that note, we also issued to Mr. Kite a warrant to purchase shares of our Class B Non-voting Common Stock. This warrant currently permits Mr. Kite to purchase 250,000 shares of the Company's Class B Non-Voting Common Stock with an exercise price of $0.22 per share.

Non-Employee  Directors  Stock  Option  and  Compensation  Policy

     On March 31, 2003, Mr. Kite was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share pursuant to our Non-employee Directors Stock Option Policy. On November 3, 2003, Mr. Kite was issued an option to purchase 100,000 shares of our Class B Non-voting Common
Stock for $0.20 per share and was paid $10,000 pursuant to our Non-employee Directors Stock Option and Compensation Policy.

THOMAS  MURPHY

     Mr. Murphy is a member of our Board of Directors and a nominee for re-election.

     Brokerage  Fees  paid  to  Oftring  &  Company,  Inc.

     Mr. Murphy was formerly the Vice President at Oftring & Company, Inc., the underwriter of our initial public offering. In connection with certain private offerings prior to our initial public offering, we issued to him a five year warrant to purchase 300,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.30 per share. Oftring was paid $166,000 in fees by us during 2002 for services as a placement agent in connection with the initial public offering.

     Non-Employee  Directors  Stock  Option  and  Compensation  Policy

     On March 28, 2003, Mr. Murphy was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.15 per share pursuant to our Non-employee Directors Stock Option Policy. On November 3, 2003, Mr. Murphy was issued an option to purchase 100,000 shares of our Class B Non-voting Common Stock with an exercise price of $0.20 per share and was paid $10,000 pursuant to our Non-employee Directors Stock Option and Compensation Policy.

DR.  RICHARD  B.  YULES

     Dr. Yules is a former member of our Board of Directors. Dr. Yules resigned from our Board of Directors on March 12, 2003.

     Non-Employee  Directors  Stock  Option  Policy

     On August 27, 2002, Dr. Yules was issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.22 per share pursuant to our Non-employee Directors Stock Option Policy.

GREGORY  LINDAE

     Mr. Gregory Lindae was a member of our Board of Directors until he resigned on April 12, 2001. Mr. Lindae and his wholly-owned corporation, Castlerock Ventures, provided a variety of public relations and investment banking services for us, and worked with our sales force in connection with the launch of our LocatePLUS product in California.

     Payments  for  Services  Rendered

     On January 31, 2002, we issued a ten-year warrant to Mr. Lindae to purchase 1,177,680 shares of our Class B Non-voting Common Stock with an exercise price of $0.15 per share in consideration for strategic advisory, investment banking and public relations services rendered by him.

                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)
     Our By-laws provide that the Board of Directors has discretion to increase or decrease the number of Directors (however, the Board of Directors cannot reduce the number of Directors below the number of Directors then in office).
     The Board of Directors has currently fixed the number of Directors at eight. There is one vacancy on the Board of Directors. Pursuant to the By-laws, the Board of Directors has the authority to fill vacancies on the Board of Directors.
     The Board of Directors knows of no reason why any of the Board nominees will be unable to serve their full terms. The Board of Directors may appoint Directors to fill vacancies in the event that one or more Directors leave the Board of Directors or in the event that the size of the Board of Directors is increased.
     The Company's Board of Directors has nominated the following persons for election as Directors of the Company at the annual meeting. All nominees are currently members of the Company's Board of Directors. The nominees and the year they first joined the Board of Directors are (in alphabetical order):
NOMINEES  FOR  THE  BOARD  OF  DIRECTORS
     SONIA P. BEJJANI, 35, co-founded our business in 1991 and has been a member of our Board of Directors and employed by us in various capacities since we commenced our activities. During the five years ending August 1, 2001, Ms. Bejjani was our Vice President - Sales and Customer Service. Since August 1, 2001, Ms. Bejjani has been the President of Worldwide Information, Inc., our wholly-owned subsidiary.

THOMAS GARLOCK, 47, has provided organizational and merger and acquisition consulting services to technology companies in the computer hardware/software and wireless telecommunications industry since 1980. Mr. Garlock has been the principal in a variety of communications license-based ventures that have developed cellular telephone systems in 55 "metropolitan statistical areas" in the United States. He is the co-founder and Chairman of In Sync Interactive Corporation, the nation's largest owner of interactive video data service licenses issued by the Federal Communications Commission. In October 2001, In Sync filed for bankruptcy protection with respect to 29 of its 42 subsidiaries. Mr. Garlock attended Kent State University, the University of California at Los Angeles, and the Otis Parsons School of Design. Mr. Garlock joined our Board of Directors in October 1996, and is currently a member of our Compensation Committee.

JOHN P. HOULIHAN, 58, has been President and owner of Zalkin, Inc., a worldwide exporter of used clothing with offices in Council Bluffs, Iowa and Brownsville, Texas, since 1979. Before that, Mr. Houlihan owned Goodrich Dairy, a chain of 47 retail stores, and Riekes Equipment, a material handling and forklift company. Mr. Houlihan holds a Bachelor of Arts from Creighton University, which he received in 1968, and a Juris Doctorate from Creighton University, which he received in 1971. Mr. Houlihan joined our Board of Directors in January 2001, and he is currently the Chairman of the Compensation Committee.

ROBERT H. KITE, 49, has been President of KFC, Inc., the managing entity of KFC, LLLP, a private investment entity, since 1981. Mr. Kite has also served on the Board of National Energy, Inc., a publicly traded energy exploration and exploitation company, since 1987. National Energy, Inc. filed for bankruptcy protection in 1999, and was subsequently reorganized. Mr. Kite is also on the Board of Directors of the FBI Citizens' Academy (Charter Academy) of Phoenix, Arizona, and Child Health

U.S.A. of Scottsdale, Arizona. Mr. Kite holds a Bachelor of Science in Political Science and Psychology, which he received from Southern Methodist University in 1977. Mr. Kite joined our Board of Directors in December 2002, and is currently a member of the Compensation Committee.

JON R. LATORELLA, 40, co-founded our business in 1991 and has been our Chief Executive Officer since we commenced our activities. Mr. Latorella is also the Chairman of our Board of Directors. Before founding our business, Mr. Latorella served as a consultant to various local and state law enforcement agencies. Mr. Latorella holds a Bachelor of Science/Bachelor of Arts from the University of Massachusetts, which he received in 1994.

THOMAS E. MURPHY, 45, has been employed by Oftring & Company, Inc., a registered broker-dealer located in Worcester, Massachusetts, since 1989, where he currently holds the title of Senior Vice President. Mr. Murphy holds a Bachelor of Arts in Investments from Babson College, which he received in 1981. Mr. Murphy joined our Board of Directors on March 28, 2003, and he is currently the chairman of the Audit Committee of our Board of Directors.

GERARD SCALLEY, 48, has been employed by the Woburn, Massachusetts Police Department for the past 23 years, where he currently holds the rank of Lieutenant. His current responsibilities include supervision of that department's detective bureau and its Drug Abuse Resistance Education (DARE) program. He has also worked as a crime prevention officer and as commander of the North Eastern Massachusetts Law Enforcement Council Regional Drug Task Force. Mr. Scalley has been affiliated with numerous law enforcement related organizations during his career, including the National Technical Investigator's Association, the Narcotic Enforcement Officer's Association, the National DARE Officer's Association and the Irish American Police Officer's Association. Mr. Scalley also lectures at the University of Massachusetts at Lowell on criminal justice matters. Mr. Scalley received a Bachelor of Arts in Criminal Justice from Salem State College in 1998, and a Master of Arts in Criminal Justice from the University of Massachusetts at Lowell in 2000. Mr. Scalley joined our Board of Directors in June 2002, and is currently a member of our Audit Committee.

BOARD  OF  DIRECTOR  MEETINGS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors met 6 times during 2003. Each of the directors attended at least 75% of the aggregate of (i) the total number of Board of Directors (held during the period for which he or she has been a director); and
(ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

The Board of Directors has established two committees: the Audit Committee and the Compensation Committee. The Board of Directors has not established a standing nominating committee.

     AUDIT  COMMITTEE

     Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of our independent auditors, reviews the scope of the audit services provided by our independent accountants, and reviews our accounting practices and internal accounting controls. Currently, the members of the Audit Committee are Messrs. Murphy and Scalley. We believe that all of the members of the Audit Committee are "independent" as defined by currently applicable National Association of Securities Dealers, Inc. regulations. Mr. Murphy serves as the Chairman of the Audit Committee. Our Board has determined that Mr. Murphy is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The Audit Committee held one meeting in 2003.

There is one vacancy on the Audit Committee. The Board of Directors is attempting to identity appropriate nominees for the Board of Directors who would be willing to serve on the Company's Board of Directors and who would be deemed "independent" in accordance with applicable regulations to fill that vacancy.

     COMPENSATION  COMMITTEE

     Pursuant to its written charter, the Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of key employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our 1999 Stock Option Plan, our 2003 Stock Plan and other employee benefits plans that we may adopt from time to time. Currently, the members of the Compensation Committee are Messrs. Garlock, Houlihan, and Kite. Mr. Houlihan serves as the Chairman of the Compensation Committee. The report of the Compensation Committee, as approved by Messrs. Houlihan and Garlock is attached as Appendix B to this Proxy Statement. The Compensation Committee held one meeting in 2003.

COMMITTEE  REPORTS

     Notwithstanding anything to the contrary, the following report of the Compensation Committee and the report of the Audit Committee under the section entitled "Audit Committee Report" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The report of the Compensation Committee is attached as Appendix B to this Proxy Statement.

EXECUTIVE  COMPENSATION

     The following table sets forth, for 2003, 2002 and 2001, certain compensation paid by us, including salary, bonuses and certain other compensation, to our Chief Executive Officer and all other executive officers whose annual compensation for the years ended December 31, 2003, 2002 and 2001 exceeded $100,000 (the "Named Executive Officers").




                                                    SECURITIES
NAME AND                                            UNDERLYING     ALL OTHER
PRINCIPAL                        SALARY    BONUS     OPTIONS     COMPENSATION
POSITION                  YEAR     ($)      ($)        (#)            ($)
JON R. LATORELLA . . . .  2003  58,209(1)       -  9,350,000(2)      13,200(3)
President and. . . . . .  2002  50,100(1)       -            -       13,200(3)
Chief Executive Officer.  2001  48,850(1)       -            -       13,200(3)

JAMES C. FIELDS(4) . . .  2003   112,901        -  1,250,000(5)             -
Acting Chief Financial .  2002   104,160        -            -              -
Officer, Treasurer and .  2001    86,673        -      500,000              -
Secretary

ROBERT A. GODDARD(6) . .  2003    61,539        -            -              -
Former Chief Financial .  2002   123,658        -            -        8,079(7)
Officer, Treasurer and .  2001   123,802        -            -        8,079(7)
Secretary


(1) Mr. Latorella elected to reduce his annual salary to $50,100 in September 2000. On June 17, 2002, the Board of Directors voted to return Mr. Latorella's salary to his pre-reduction salary of $150,000 per annum. Notwithstanding the Board's vote, Mr. Latorella decided to forego the increase and, as a result, his salary was not modified in 2002. Mr. Latorella's salary was increased to $150,000 per annum in October 2003.

(2) On December 18, 2003, Mr. Latorella was granted incentive stock options to purchase 4,250,000 and 5,000,000 Class A Voting Common Stock, and on November 3, 2003, 100,000 Class B Non-voting Common Stock, with exercise prices of $0.25, $1.00, and $0.20 per share, respectively.

(3) Mr. Latorella and his family are allowed use of two company cars, the value of which is approximately $1,100 per month to Mr. Latorella.

(4) On December 18, 2003, Mr. Fields commenced his employment with us in 2001. Mr. Fields became an executive officer on March 31, 2003.

(5) On December 18, 2003, Mr. Fields was granted an incentive stock option to purchase 750,000 shares of Class A Voting Common Stock, with an exercise price of $0.25 per share.

(6) Mr. Goddard ceased employment with us on March 31, 2003. As part of a severance arrangement that we entered into with Mr. Goddard, an incentive stock option to purchase 1,000,000 shares of Class A Voting Common Stock owned by Mr. Goddard was cancelled and, in lieu of that option, Mr. Goddard was issued a fully vested non-qualified stock option to purchase 250,000 shares of Class A Voting Common Stock with an exercise price of $0.15 per share.

(7) Mr. Goddard received a monthly automobile allowance of $523 and a fuel allowance as part of his compensation and severance. This benefit terminated on June 30, 2003.

OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR





                                  NUMBER OF     PERCENT OF
                                 SECURITIES        TOTAL
                                 UNDERLYING    OPTIONS/SARS     EXERCISE
                                OPTIONS/SARS    GRANTED TO         OF
                                   GRANTED     EMPLOYEES IN    BASE PRICE      EXPIRATION
NAME                                 (#)        FISCAL YEAR      ($/SH)           DATE
JON R. LATORELLA . . . . . . .   4,250,000(1)            38%  $       0.25  December 18, 2008
President and Chief Executive.   5,000,000(1)            44%  $       1.00  December 18, 2008
Officer. . . . . . . . . . . .     100,000(2)             2%  $       0.20  November 3, 2008

JAMES C. FIELDS. . . . . . . .     500,000(1)             4%  $       0.15  March 31, 2013
Acting Chief Financial Officer     750,000(1)             6%  $       0.25  December 18, 2013



(1)     Class  A  Voting  Common  Stock.
(2)     Class  B  Non-voting  Common  Stock.

AGGREGATED  FISCAL  YEAR  END  OPTION  VALUES
     The table below outlines the value, as of December 31, 2003, of options granted to Messrs. Latorella, Goddard, and Fields in prior years that remain exercisable.




                                     NUMBER OF                 -
                                     SECURITIES            VALUE OF
                                     UNDERLYING         UNEXERCISED IN-
                                    UNEXERCISED            THE-MONEY
                                     OPTIONS AT           OPTIONS AT
                                 DECEMBER 31, 2003     DECEMBER 31, 2003
                                        (#)                   ($)
                                    EXERCISABLE/         EXERCISABLE/
NAME                               UNEXERCISABLE       UNEXERCISABLE(1)
                                --------------------  -------------------
JON R. LATORELLA . . . . . . .      8,740,000 / 0(2)  $       972,400 / 0
                                --------------------  -------------------
President and. . . . . . . . .        100,000 / 0(3)
Chief Executive Officer

JAMES C. FIELDS. . . . . . . .  950,000 / 500,000(4)  $ 259,500 / 174,750
Acting Chief Financial Officer
Treasurer and Secretary


(1)     Based  on  the  closing  price  ($0.51  per share) of our Class A Voting
Common Stock as quoted on the Over the Counter Bulletin Board. This amount reflects inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

(2) Consists of options to purchase shares of Class A Voting Common Stock with an exercise price of $0.67 per share.

(3) Consists of options to purchase shares of Class B Non-Voting Common Stock with an exercise price of $0.20 per share.

(4)     Consists  of  options  to  purchase  1,450,000  shares of Class A Voting
Common  Stock  with  an  exercise  price  of  $0.22.

1999  STOCK  OPTION  PLAN

     On November 16, 1999, our Board of Directors ratified and adopted an Incentive and Non-Qualified Stock Option Plan, which we refer to as the "1999 Stock Option Plan". The 1999 Stock Option Plan set aside 15,000,000 shares of our Class A Voting Common Stock (then referred to as our "Common Stock") for issuance pursuant to the exercise of incentive and non-qualified stock options to be awarded to our employees, officers and directors at the recommendation of the equity compensation plan's administrator and subject to the approval of our Board of Directors. We strongly believe in the concept of each employee having some form of equity participation as an incentive toward excellence in individual performance and our further success.

     In June 2000, our 1999 Stock Option Plan was amended and restated to provide greater flexibility to the equity compensation plan's administrator in the granting of various forms of equity compensation. As of December 31, 2003, 9,849,750 incentive stock options and 2,426,016 non-qualified stock options were outstanding under the 1999 Stock Option Plan. The weighted average exercise price of all options granted under the equity compensation plan was $0.21 per share as of December 31, 2003. As of December 31, 2003, options to purchase 1,419,450 shares of Class A Voting Common Stock had been exercised. The Compensation Committee of the Board of Directors administers the 1999 Stock Option Plan.

2003  STOCK  PLAN

     On May 29, 2003 the stockholders approved our 2003 Stock Plan that was adopted by the Board of Directors on March 28, 2003. A total of 25,000,000 shares of Class A Voting Common Stock, and 25,000,000 shares of Class B Non-voting Common Stock, are available under the 2003 Stock Plan. If there is a change of the number or kind of shares issuable under the 2003 Stock Plan as a result of declaration of stock dividend, stock split, combination, exchange, merger, consolidation, reclassification or any similar extraordinary event affecting either class of our Common Stock, an adjustment will be made in the maximum aggregate number of shares that will be subject to the 2003 Stock Plan, as well as in the number of shares subject to outstanding options and the exercise price of options granted under the 2003 Stock Plan. The Compensation Committee of the Board of Directors is authorized to determine the employees, officers, directors and consultants to whom awards will be granted and the number of shares subject to each award. The Compensation Committee also interprets the 2003 Stock Plan and the awards granted under that plan and is authorized to adopt, amend or rescind the rules and regulations and make all other determinations necessary or advisable for the administration of the 2003 Stock Plan. The Board may amend the 2003 Stock Plan at any time, although certain amendments would require stockholder approval, the approval of award recipients, or both.

     Among other things, the Compensation Committee of the Board of Directors has the discretion to determine the extent to which an option may be exercised in part and the extent to which any part may or may not be exercised prior to expiration of specified periods of time after the grant. However, no option will be exercisable to any extent after the expiration of ten years (five years in the case of an incentive stock option granted to a greater than 10% stockholder). The exercise price of incentive stock options granted under the 2003 Stock Plan must be at least equal to the fair market value of our Common Stock on the date of grant. The exercise price of incentive stock options granted to an option recipient who is a 10% or greater stockholder must equal at least 110% of the fair market value of the Common Stock on the date of grant. The exercise price of non-qualified stock options must be at least 85% of the fair market value of our Common Stock on the date of grant. As of December 31, 2003, 7,500,000 Class A and 5,700,000 Class B incentive stock options were outstanding under the 2003 Stock Option Plan. The weighted average exercise price of Class A and Class B options granted under the equity compensation plan were $0.75 and $0.20 per share respectively as of December 31, 2003. As of December 31, 2003, no options to purchase shares of Common Stock had been exercised under the 2003 Stock Option Plan.

PLANS  NOT  APPROVED  BY  SECURITY  HOLDERS

     From time to time, we have issued options or warrants to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for services or other consideration provided to us. These issuances have not been made pursuant to a formal policy or plan, but instead are issued with such terms and conditions as may be determined by our Board of Directors from time to time. Generally, our stockholders have not approved or disapproved these issuances.


     The following table reflects equity compensation granted or issued by us as of March 31, 2004, to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for consideration in the form of goods or services.





                         NUMBER OF       WEIGHTED
                       SECURITIES TO     -AVERAGE            NUMBER OF
                         BE ISSUED       EXERCISE            SECURITIES
                       UPON EXERCISE     PRICE OF            REMAINING
                       OF OUTSTANDING  OUTSTANDING         AVAILABLE FOR
                          OPTIONS,       OPTIONS,         FUTURE ISSUANCE
                          WARRANTS       WARRANTS    UNDER EQUITY COMPENSATION
                         AND RIGHTS     AND RIGHTS            PLANS(1)
EQUITY COMPENSATION
PLANS APPROVED BY
SECURITY HOLDERS: . .
Class A Voting
Common Stock. . . . .      18,775,766  $       0.42                  18,804,784
Class B Non-voting
Common Stock. . . . .       5,700,000          0.20                  19,300,000
---------------------  --------------  ------------  --------------------------
EQUITY COMPENSATION
PLANS NOT APPROVED BY
SECURITY HOLDERS: . .               -             -
Class A Voting
Common Stock. . . . .       4,082,239          0.21                         N/A
Class B Non-voting
Common Stock. . . . .      10,283,249          0.20                         N/A
---------------------  --------------  ------------  --------------------------
TOTAL:. . . . . . . .               -             -
Class A Voting
Common Stock. . . . .      22,858,005          0.36                         N/A
Class B Non-voting
Common Stock. . . . .      15,983,249          0.20                         N/A
---------------------  --------------  ------------  --------------------------

(1) Excludes securities reflected in column titled "Number of securities to be issued upon exercise of outstanding options, warrants and rights".

401(K)  PLAN

     We sponsor a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code, which covers substantially all of our employees. We may make discretionary matching contributions up to 1% of annual employee contributions. Employees are eligible to participate in the 401(k) Plan after one year of service. Our matching contributions vest ratably over a five-year period. We pay the administrative expenses of this plan.

NON-EMPLOYEE  DIRECTORS  STOCK  OPTION  POLICY  /  DIRECTOR  COMPENSATION

          On February 1, 2002, we adopted a Non-employee Director Stock Option Policy. Under the Non-employee Director Stock Option Policy, as originally adopted, we would make annual grants (beginning on the date of adoption of the policy or the first day that a director is elected to our Board of Directors, if later) to our non-employee directors of warrants to purchase 35,000 shares of our Class B Non-voting Common Stock as compensation for service on our Board of Directors (and any committees). Each of these warrants is immediately exercisable and will have an exercise price that is equal to the fair market value of our Class B Non-voting Common Stock as of the date of grant. On November 3, 2003, our Board of Directors modified the Non-employee Directors' Stock Option Policy (now named the Non-employee Directors' Stock Option and
Compensation Policy) to provide an option to purchase 100,000 shares of our Class B Non-voting Common Stock and $10,000 in cash annually, as compensation for service on our Board of Directors (and any committees). No separate compensation is provided to directors for service on either of our two committees.

We reimburse our directors for out-of-pocket costs associated with their activities on the Board of Directors.

          Directors who are also employees of LocatePLUS Holdings Corporation or any of its subsidiaries (currently, Mr. Latorella and Ms. Bejjani) are not paid any compensation for their service as directors. Mr. Murphy, a director who is otherwise entitled to participate in the Non-employee Directors Stock Option Policy, waived his right to compensation (but not reimbursement of expenses incurred) in 2003.

     Pursuant  to  the  Non-employee  Directors  Stock  Option  Policy:

- On March 28, 2003, Messrs. Garlock, Houlihan, and Kite were each issued a warrant to purchase 35,000 shares of our Class B Non-voting Common Stock for $0.15 per share.

- On November 3, 2003, Messrs. Scalley, Murphy, Kite, Houlihan, Garlock, Latorella and Ms. Bejjani were each granted an option to purchase 100,000 shares of Class B Non-voting Common Stock with an exercise price of $0.20.

SECTION  16(A)  COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required to furnish us with copies of all forms they file pursuant to Section 16(a).

     On November 3, 2003, Messrs. Scalley, Murphy, Kite, Houlihan, Garlock, Latorella and Ms. Bejjani were each granted an option to purchase 100,000 shares of Class B Non-voting Common Stock with an exercise price of $0.20. None of the above filed a Form 4 in a timely fashion as required by Section

16(a). We filed a Form 5 on behalf of each of the option recipients with respect to that grant on February 17, 2004.

     On December 18, 2003, Mr. Latorella was granted an option to purchase 4,250,000 shares of Class A Voting Common Stock with an exercise price of $0.25 and 5,000,000 shares of Class A Voting Stock with an exercise price of $1.00.
Mr. Latorella did not file a Form 4 in a timely fashion as required by Section 16(a) with respect to this grant. We subsequently filed a Form 5 on behalf of Mr. Latorella with respect to that grant on February 17, 2004.

     On December 18, 2003, Mr. Fields was granted an option to purchase 750,000 shares of Class A Voting Common Stock with an exercise price of $0.25. Mr. Fields did not file a Form 4 in a timely fashion as required by Section 16(a) with respect to this grant. We subsequently filed a Form 5 on behalf of Mr. Fields with respect to that grant on February 17, 2004.

     On December 18, 2003, Ms. Bejjani was granted an option to purchase 250,000 shares of Class A Voting Common Stock with an exercise price of $0.25. Ms. Bejjani did not file a Form 4 in a timely fashion as required by Section 16(a) with respect to this grant. We subsequently filed a Form 5 on behalf of Ms. Bejjani with respect to that grant on February 17, 2004.

     Except as set forth in the proceeding paragraph, and based solely on review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required, to our knowledge, all such persons complied with all of the Section 16(a) filing requirements applicable to them with respect to 2003.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF ELECTION OF THE NOMINEES AS DIRECTORS OF LOCATEPLUS HOLDINGS CORPORATION.

                                      * * *

                    PROPOSAL TO RATIFY SELECTION OF AUDITORS
                                 (PROXY ITEM 2)

     The Board of Directors has selected the firm of Carlin, Charron & Rosen, LLP to serve as independent auditors for the fiscal year ending December 31, 2004. Carlin, Charron & Rosen, LLP has served as LocatePLUS.com's auditors since the year ending December 31, 2002. Representatives of Carlin, Charron & Rosen, LLP are not expected to be in attendance at the Meeting.

     Effective January 8, 2003, our audit committee dismissed our former accountants, PricewaterhouseCoopers LLP ("PwC") as our independent accountants.

     The report of PwC on our financial statements for the fiscal year ended December 31, 2001 was modified to express substantial doubt regarding our ability to continue as a going concern. Except as described in the prior sentence, the reports of PwC on our financial statements did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In addition, fiscal years 2001 and 2002 and through January 8, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject of that disagreement in its reports on our financial statements for those fiscal periods. During the year ended December 31, 2002 and the subsequent interim period preceding PwC's dismissal no event occurred that is required to be disclosed pursuant to 304(a)(1)(iv) of Item 304 of regulation S-B.

     A letter from PwC with respect to this matter was filed with the Securities and Exchange Commission on Form 8-K on January 24, 2003.

     On January 8, 2003, the Company's Audit committee of the Board of Directors engaged Carlin, Charron & Rosen, LLP, a member of the Securities and Exchange Commission practice section of the AICPA, as our new independent accountants. During the two most recent fiscal years and the interim period preceding the engagement of Carlin, Charron & Rosen, LLP, we had not consulted with Carlin, Charron & Rosen, LLP regarding either: (I) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on our financial statements; and no written report or oral advice was provided to us by Carlin Charron & Rosen, LLP that it concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (II) any matter that was either the subject of a "disagreement" or a reportable event, as those terms are used in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to
Item  304  of  Regulation  S-B.

     Carlin Charron & Rosen, LLP's office is located at 446 Main Street, Worcester, Massachusetts 01608-2359.




                       Fiscal Year
                       ------------
                           2002       2003
                       ------------  -------
Audit Fees(1) . . . .  $     22,000  $44,000
Audit-Related Fees(2)         7,000    5,095
Tax Fees(3) . . . . .         8,000    8,500
                       ------------  -------
  Subtotal. . . . . .  $     37,000  $57,595
All Other Fees(4) . .             0   10,236
                       ------------  -------
Total Fees. . . . . .  $     37,000  $67,831
                       ============  =======





(1)     Audit  Fees.  Fees paid to Carlin, Charron & Rosen, LLP for professional
        -----------
services performed in connection with the audit of our financial statements and review of our financial statements included in our quarterly 10-QSB filings, and services in connection with statutory and regulatory filings or engagements during the fiscal year.

(2)     Audit  Related  Fees.  Fees  paid  to  Carlin,  Charron  & Rosen, LP for
        --------------------
assurance and related services performed that are reasonably related to the performance of the audit or review of our financial statements, including consultation with our audit committee on financial accounting/reporting issues.

(3)     Tax  Fees.  Fees  paid  to  Carlin,  Charron  &  Rosen, LLP for services
        ---------
concerning  tax  compliance,  advice  or  planning.

(4)     All  Other Fees.  Fees paid to Carlin, Charron & Rosen, LLP for services
        ---------------
concerning  registration  of  securities.

Audit  committee  maintains  pre-approval  rights  over  any non-audit services.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS RATIFICATION OF CARLIN, CHARRON & ROSEN, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

                                      * * *

                           INCORPORATIONS BY REFERENCE
     Our financial statements and management's discussion and analysis and results of operations set forth in our Form 10-KSB for the period ended December 31, 2003, and as filed with the Securities and Exchange Commission on March 30, 2004, are incorporated herein by reference.
     The report of the Audit Committee is attached as Exhibit A to this Proxy Statement. The report of the Compensation Committee is attached as Exhibit B to this Proxy Statement.
     Copies of each of these documents, and the Company's Form 10-KSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on March 30, 2004, may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of these documents may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Company will also make copies of these documents available upon written request at the Company's headquarters.


By  order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,



/s/ Jon R. Latorella


     Jon  R.  Latorella
     Chairman,  Chief  Executive  Officer
and  President,

April  16,  2004

                                                                      Appendix A
                           2003 AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board. In addition, the Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the U.S. The Company's independent public accountants are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent public accountants, both separately and together. Management has represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In addition, the Audit Committee has discussed with the independent public accountants their independence from the Company and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee has discussed with the Company's independent public accountants the overall scope and plans for their audits, the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In its oversight function, the Audit Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the independent public accountants are in fact "independent."

     Based upon the Audit Committee's discussions with management and the independent public accountants and the Audit Committee's review of the representations of management and the report of the independent public accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC.

April  16,  2004

                         The  Audit  Committee  of  the  Board  of  Directors:

Thomas  Murphy,  Chairman
Gerard  Scalley

                                                                      Appendix B

             COMPENSATION COMMITTEE REPORT ON EMPLOYEE COMPENSATION


     The Compensation Committee of the Board of Directors is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. The Compensation Committee's principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs and administering the Company's 1999 Stock Option Plan, 2003 Stock Plan and other incentive plans.

The Compensation Committee's compensation packages for our key employees are designed to retain and attract top quality employees and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Compensation Committee attempts to establish compensation packages that are comparable to the packages received by equivalent employees of similar companies.

In compensating its key employees, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of relatively early stage information provider companies such as LocatePLUS Holdings Corporation than to mature information provider companies or companies in other industries. As a result, in making executive compensation decisions, the Compensation Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's products and raising and managing the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

The basic components of the Company's compensation packages for key employees include the following:

-     base  salary
-     bonuses
-     stock  options  and  other  equity  awards

     Each employee's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry.

Increases in base salary for 2003 were determined based on both individual and Company performance. The Compensation Committee considered the following factors, among others, in determining the salaries for key employees during 2003: progress in product development and commercialization of the Company's products and any special expertise or contributions of a particular employee.

Bonuses are awarded by the Compensation Committee based upon its evaluation, in conjunction with the recommendations of the Company's Chief Executive Officer, of the performance of each employee and the achievement of the Company's and the employee's goals during the year.

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


The granting of stock options and other equity-based awards aligns the long-term interests of each key employee with the interests of our stockholders and provides long-term incentives for the individual employee to remain with us. Grants are generally made to all employees on their date of hire based on salary level and position. All employees are eligible for subsequent discretionary grants, which are generally made on an annual basis and are based on either individual or corporate performance or a combination of the two.



                         The  Compensation  Committee of the Board of Directors:

                         John  Houlihan,  Chairman
                         Thomas  Garlock
                         Robert  Kite



April  16,  2004


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

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                        LOCATEPLUS HOLDINGS CORPORATION.


  AS STOCKHOLDERS OF THE COMPANY, YOU HAVE AN OPPORTUNITY TO VOTE ON ISSUES THAT
    AFFECT YOUR COMPANY. PLEASE RETURN YOUR PROXY CARD IN THE ADDRESSED STAMPED ENVELOPE AS SOON AS POSSIBLE WITH YOUR VOTE OR FOLLOW THE SIMPLE INSTRUCTIONS
    FOR VOTING BY TELEPHONE OR INTERNET. THANK YOU FOR SHARING IN THE FUTURE OF
                        LOCATEPLUS HOLDINGS CORPORATION.

                                   DETACH HERE
     -----------------------------------------------------------------------
                                      PROXY

                         LOCATEPLUS HOLDINGS CORPORATION

                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
                                 (978) 921-2727

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 2004

The undersigned hereby appoints James C. Fields as the true and lawful agent and proxy for the undersigned, with full power of attorney and power of substitution, to represent the undersigned and vote all shares of capital stock of any class that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of LocatePLUS Holdings Corporation (the "Corporation") to be held on May 20, 2004, at 10 a.m. (Boston time), at the offices of the Corporation (100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated April 16, 2004, receipt of which is hereby acknowledged. No proposal will be entertained to adjourn the meeting until the four matters presented for approval have been voted on by the Stockholders.




VOTE BY MAIL                                              VOTE BY INTERNET
FOLLOW THESE THREE EASY STEPS                      FOLLOW THESE THREE EASY STEPS
1. Read the accompanying Proxy Statement. .  1.  Read the accompanying Proxy Statement and Proxy Card (including all attachments).  and Proxy Card (including all attachments)
2. Complete, sign and date your Proxy Card.  2. Go to www.transferonline.com
3. Mail your Proxy Card in the attached
envelope. . . . . . . . . . . . . . . . . .  3. Log in using the attached instructions


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



[  X  ]     Please  mark  your  votes  as  in  this  example.

                      PROXY ITEM 1:  ELECTION OF DIRECTORS.

Please  cast  one  vote  per  director.

NOMINEE                 FOR     AGAINST     ABSTAIN
-------                 ---     -------     -------
SONIA  P.  BEJJANI     [   ]     [   ]       [   ]
THOMAS  GARLOCK        [   ]     [   ]       [   ]
JOHN  P.  HOULIHAN     [   ]     [   ]       [   ]
ROBERT  H.  KITE       [   ]     [   ]       [   ]
JON  R.  LATORELLA     [   ]     [   ]       [   ]
THOMAS  E.  MURPHY     [   ]     [   ]       [   ]
GERARD  SCALLEY        [   ]     [   ]       [   ]

           PROXY ITEM 2:  RATIFICATION OF CARLIN, CHARRON & ROSEN, LLP
      AS THE CORPORATION'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.


                        FOR     AGAINST     ABSTAIN
                        ---     -------     -------
                       [   ]     [   ]       [   ]

IN HIS DISCRETION JAMES C. FIELDS IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS
DIRECTORS AND FOR PROXY ITEM 2, AND, IN THE CASE OF OTHER MATTERS THAT LEGALLY COME BEFORE THE MEETING, AS MR. FIELDS MAY DEEM ADVISABLE.

Signature should be exactly the same as it is on this Proxy. If stock is held jointly, each stockholder should sign. If the signature is by an attorney, guardian, executor, administrator, trustee or guardian, please give full title.

Dated:  ______________     Signature:




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